UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

(614) 283-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 2, 2016, Abercrombie & Fitch Co. (the “Company”) issued a news release (the “Release”) reporting the Company's unaudited financial results for the fourth quarter and fiscal year ended January 30, 2016. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available additional unaudited quarterly financial information along with additional financial information for the fiscal years ended January 31, 2015, February 1, 2014, February 2, 2013 and January 28, 2012. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available an investor presentation of results for the fourth quarter and fiscal year ended January 30, 2016. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Company's website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company's management conducted a conference call on March 2, 2016 to review the Company's financial results for the fourth quarter and fiscal year ended January 30, 2016. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on March 2, 2016

99.2	Additional unaudited quarterly and full year financial information

99.3	Investor presentation of results for fourth quarter and full year ended January 30, 2016

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on March 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: March 3, 2016	By:	/s/ Joanne C. Crevoiserat
Joanne C. Crevoiserat
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on March 2, 2016

99.2	Additional unaudited quarterly and full year financial information

99.3	Investor presentation of results for fourth quarter and full year ended January 30, 2016

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on March 2, 2016